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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):       July 15, 1998
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                        BANC ONE CREDIT CARD MASTER TRUST
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                    (Issuer with respect to the Certificates)


                                 BANK ONE, N.A.
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             (Exact name of registrant as specified in its charter)


                                  United States
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                 (State or other jurisidiction of incorporation)


            0-25636                                 31-4148768
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   (Commission File Number)              (IRS Employer Identification Number)



100 East Broad Street, 16th Floor, Columbus, OH                         43215
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(Address of principal executive offices)                             (Zip Code)


                                 (614) 248-5944
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               Registrant's telephone number, including area code


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Item 5.           Other Events

                  On July 15, 1998, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

                  7.80% Class A Asset Backed Certificates, Series 1994-C
                  8.00% Class B Asset Backed Certificates, Series 1994-C
                  6.15% Class A Asset Backed Certificates, Series 1995-A
                  6.30% Class B Asset Backed Certificates, Series 1995-A
                  6.30% Class A Asset Backed Certificates, Series 1995-B
                  6.45% Class B Asset Backed Certificates, Series 1995-B Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A Asset Backed Certificates, Series 1997-1
                  Asset Backed Certificates, Series 1997-2

Item 7.           Exhibits

                  See page 4 for Exhibit Index.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANC ONE CREDIT CARD MASTER TRUST



Date:  July 13, 1998                    By:  /s/ Tracie Klein
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                                        Name:  Tracie Klein
                                        Title: Vice President

                                        BANK ONE, N.A.

EXHIBIT INDEX


Exhibit           Description                                                                    Page
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99.1              The Monthly Statements and other information reflecting the Trust's
                  Activities for the Monthly Period ending June 30, 1998.........................5-18

99.2              Monthly Servicer's Certificates...............................................19-24